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Exhibit 21.1

SCHEDULE OF SUBSIDIARIES
(in alphabetical order)

WHOLLY OWNED SUBSIDIARIES OF THE COMPANY

1455486 Ontario Inc., an Ontario corporation
 1588153 Ontario Limited, an Ontario corporation
9106-6001 Quebec Inc., a Quebec corporation
AMG Canada Corp., incorporated in Nova Scotia
AMG Genesis LLC, a Delaware limited liability company
AMG New York Holdings Corp., a Delaware corporation
AMG Northeast Holdings, Inc., a Delaware corporation
AMG Northeast Investment Corp., a Delaware corporation
AMG PA Holdings Partnership, a Delaware general partnership
AMG Properties LLC, a Delaware limited liability company
AMG/FAMI Investment Corp., incorporated in Nova Scotia
AMG/Midwest Holdings, Inc., a Delaware corporation
AMG/Midwest Holdings, LLC, a Delaware limited liability company
AMG/North America Holding Corp., a Delaware corporation
AMG/SouthwestGP Holdings, Inc., a Delaware corporation
AMG/TBC Holdings, Inc., a Delaware corporation
Affiliated Managers Group Pty Ltd, an Australian company
B&D Labour Consultants Inc., an Ontario corporation
BMCM Acquisition LLC, a Delaware limited liability company
Catalyst Acquisition II, Inc., a Delaware Corporation
CEFLP Inc., an Ontario corporation
Chicago Acquisition, LLC, a Delaware limited liability company
Cinegate Financial Services Inc., an Ontario corporation
Cinegate Production Management Services 2001 Inc., a Canadian corporation
Covington Capital Corporation, a Nova Scotia corporation

Covington Life Sciences Corporation, an Ontario corporation
Covington Marketing Group Inc., an Ontario corporation
El-Train Acquisition LLC, a Delaware limited liability company
FA (DE) Acquisition Company, LLC, a Delaware limited liability company
FA (WY) Acquisition Company, Inc. a Delaware corporation
FCMC Holdings, LLC, a Delaware limited liability company
FIAMI Production Management Services 2001 Inc., a Canadian corporation
First Asset Capital Management (III) Inc., an Ontario corporation
First Asset Funds Inc., a Canada corporation
First Asset Power Funds II Inc., an Ontario corporation
First Asset Power Funds Inc., an Ontario corporation
First Asset Resources Inc., an Ontario corporation
First Quadrant Corp., a New Jersey corporation
First Quadrant Holdings, LLC, a Delaware limited liability company
J M H Management Corporation, a Delaware corporation
NGB Management Inc., an Ontario corporation
Prides Crossing Holdings LLC, a Delaware limited liability company
Quartet Capital Corporation, an Ontario corporation
Red Mile Syndication Inc., an Ontario corporation
Suite 3000 Holdings, Inc., a Delaware corporation
Times-Square Manager Member LLC, a Delaware limited liability company
TMF Corp., a Delaware corporation
Topspin Acquisition, LLC a Delaware limited liability company
Welch & Forbes, Inc., a Massachusetts corporation

ENTITIES THAT ARE NOT WHOLLY-OWNED AND IN WHICH THE COMPANY HAS A MAJORITY INTEREST (DIRECT AND INDIRECT)

Advantage Outsourcing Solutions, LLC, a Delaware limited liability company
 Chicago Equity Partners, LLC, a Delaware limited liability company
Essex Investment Management Company, LLC, a Delaware limited liability company

First Quadrant, L.P., a Delaware limited partnership
Foyston Gordon & Payne Inc., a Canadian corporation
Friess Associates of Delaware, LLC, a Delaware limited liability company
Friess Associates, LLC, a Delaware limited liability company
Frontier Capital Management Company, LLC, a Delaware limited liability company
Genesis Asset Managers LLP, a Delaware limited liability partnership
Genesis Investment Management, LLP, a UK limited liability partnership
Gofen and Glossberg, L.L.C., a Delaware limited liability company
J.M. Hartwell Limited Partnership, a Delaware limited partnership
Managers Distributors, Inc., a Delaware corporation
Managers Investment Group LLC, a Delaware limited liability company
MBI Acquisition Corp., a Canadian corporation
MJ Whitman LLC, a Delaware limited liability company
Montrusco Bolton Inc., a Canadian corporation
Montrusco Bolton Investments Inc., a Canadian corporation
Montrusco Capital Management Inc., a Canadian corporation
New GAML Holdco, Ltd., incorporated in the Cayman Islands
New Millennium Venture Partners Inc., an Ontario corporation
Private Debt LLC, a Delaware limited liability company
Rorer Asset Management, LLC, a Delaware limited liability company
Skyline Asset Management, L.P., a Delaware limited partnership
Systematic Financial Management, L.P., a Delaware limited partnership
The Renaissance Group LLC, a Delaware limited liability company
Third Avenue Holdings Delaware LLC, a Delaware limited liability company
Third Avenue Management LLC, a Delaware limited liability company
Timesquare Capital Management, LLC, a Delaware limited liability company
Tweedy, Browne Company LLC, a Delaware limited liability company
Welch & Forbes LLC, a Delaware limited liability company

ENTITIES IN WHICH THE COMPANY HAS A MINORITY INTEREST (DIRECT AND INDIRECT)

AQR Capital Management Holdings, LLC, a Delaware limited liability corporation
 AQR Capital Management II, LLC, a Delaware limited liability corporation
AQR Capital Management, LLC, a Delaware limited liability corporation
Beutel, Goodman & Company Ltd., a Canada corporation
BlueMountain Capital Management, LLC, a Delaware limited liability company
BlueMountain GP Holdings, LLC, a Delaware limited liability company
Davis Hamilton Jackson & Associates, L.P., a Delaware limited partnership
Deans Knight Capital Management Ltd., a Canadian corporation
DFD Select Group Limited, incorporated on the Island of Guernsey
DFD Select Group Management (Ireland) Limited, incorporated in Ireland
DFD Select Group, LLC, a New York limited liability company
DFD Select Group, S.A.R.L., formed in Paris, France
Louisbourg Investment Inc., a New Brunswick corporation
Montrusco Bolton Focus Global Fund Ltd., a Cayman Islands corporation
ValueAct Holdings, L.P., a Delaware limited partnership
ValueAct Holdings GP, LLC, a Delaware limited liability company
ValueAct Capital Management, L.P., a Delaware limited partnership, a Delaware limited partnership
ValueAct Capital Management, LLC, a Delaware limited liability company
VA Partners I, LLC, a Delaware limited liability company
VA Partners III, LLC, a Delaware limited liability company
Wilshire Financial Services Inc., an Ontario corporation

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  Exhibit 21.1